 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2016

PHILLIPS EDISON GROCERY CENTER REIT II, INC.
(Exact name of registrant specified in its charter)

Maryland	000-55438	61-1714451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.
11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)
Registrant’s telephone number, including area code: (513) 554-1110
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.
On November 3, 2016, Phillips Edison Grocery Center REIT II, Inc. issued a press release announcing its results for the three months ended September 30, 2016.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 3, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Dated: November 3, 2016	By:	/s/ R. Mark Addy
R. Mark Addy
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 3, 2016